Exhibit 10.38(a)

AMENDMENT No. 1 TO LETTER AGREEMENT DCT-055/98

This Amendment No. 1 dated as of July 24, 2000 ("Amendment No. 1") relates to the Letter Agreement DCT-055/98 dated December 23, 1998 as amended from time to time ("Letter Agreement"), between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and Continental Express, Inc. ("BUYER"), and which concerns the Purchase Agreement DCT-054/98 dated December 23, 1998, as amended from time to time ("EMB-135 Purchase Agreement"), (collectively referred to herein as the "Agreement"). This Amendment No. 1 is between EMBRAER and BUYER, collectively referred to herein as the "PARTIES".

This Amendment No. 1 sets forth further agreements between EMBRAER and BUYER relative to the EMB-135 Purchase Agreement.

This Amendment No. 1 constitutes an amendment and modification of the Letter Agreement. All terms defined in the EMB-135 Purchase Agreement and not defined herein shall have the meaning given in the EMB-135 Purchase Agreement when used herein, and in case of any conflict between this Amendment No. 1, the Letter Agreement and the EMB-135 Purchase Agreement, the terms of this Amendment No. 1 shall control.

WHEREAS, Buyer desires to buy and Embraer desires to sell certain EMB-145 aircraft which have an increased range capacity ("XR AIRCRAFT") in accordance with the terms of Purchase Agreement GPJ-003/96 dated August 5, 1996 as amended from time to time, and;

WHEREAS, simultaneous with the signing and delivery of this Amendment, BUYER and EMBRAER are amending Purchase Agreement GPJ-003/96 to provide for the purchase by BUYER of the XR AIRCRAFT and amending the EMB-135 Purchase Agreement to reduce the number of AIRCRAFT that will be purchased by BUYER thereunder from 75 AIRCRAFT to 50 AIRCRAFT; and

WHEREAS, EMBRAER and BUYER wish to make certain corresponding amendments to the Letter Agreement as provided for herein;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, EMBRAER and BUYER hereby agree as follows:

  The text of Article 1 of the Letter Agreement is hereby deleted and replaced with the following:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  The text of Article 2 of the Letter Agreement is hereby deleted and replaced with the following:

INTENTIONALLY DELETED

3. Article 4 is hereby amended to read in its entirety as follows:

INTENTIONALLY DELETED

  A new Article 7 shall be included in the Letter Agreement to read in its entirety as follows:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. A new Article 8 shall be included in the Letter Agreement to read in its entirety as follows:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  All other terms and conditions of the Letter Agreement which are not specifically amended by this Amendment No. 1 shall remain in full force and effect without any change.

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 1 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira CONTINENTAL EXPRESS, INC.

de Aeronautica S.A.

By : /s Horacio Aragones Forjax By : /s/ Jim Ream

Name : Horacio Aragones Forjax Name : Jim Ream

Title : Executive Vice President Title : President

Organizational Development

By : /s/ Carlos Rocha Dillela

Name : Carlos Rocha Dillela

Title : Executive Vice President &

General Counsel

Date: July 24, 2000 Date: July 24, 2000

Place : S. J. Campos, Brazil Place : Houston, TX

Witness: /s/Jose Molina Witness: /s/ Fred Cromer

Name : Jose Molina Name : Fred Cromer